                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                             MCM CAPITAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


               Delaware                                          48-1090909
(State of Incorporation or Organization)                      (I.R.S. Employer
                                                             Identification No.)

500 West First Street, Hutchinson, Kansas                           67501
(Address of Principal Executive Offices)                          (Zip Code)

If this form relates to the registration          If this form relates to the registration
of a class of securities pursuant to              of a class of securities pursuant to
Section 12(b) of the Exchange Act and is          Section 12(g) of the Exchange Act and is
effective pursuant to General                     effective pursuant to General
Instruction A.(c), please check the               Instruction A.(d), please check the
following box. [ ]                                following box. [X]

Securities Act registration statement file number to which this form relates:
   333-77483 (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

               Title of Each Class                        Name of Each Exchange on Which
               to be so Registered                        Each Class is to be Registered
                        None.                                            None.

Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock, $.01 par value
                                (Title of Class)

ITEM 1.               DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

The description under the heading "Description of Capital Stock" relating to the Registrant's Common Stock, $.01 value, in the Prospectus included in the Registrant's Registration Statement on Form S-1 (File No. 333-77483) filed with the Securities and Exchange Commission on April 30, 1999, as amended, and the description under the heading "Description of Capital Stock" relating to the Common Stock in the Registrant's final Prospectus to be filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, is incorporated herein by reference.

    ITEM 2.           EXHIBITS
    -------           --------
         1.       Certificate of Incorporation of the Registrant incorporated by reference to Exhibit 3.1 of the Registrant's Registration
                  Statement on Form S-1 (File No. 333-77483).

         2.       Bylaws of the Registrant incorporated by reference to Exhibit
                  3.2 of the Registrant's Registration Statement on Form S-1
                  (File No. 333-77483).

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                   MCM CAPITAL GROUP, INC.



Dated: June 23, 1999              By: /s/ Frank Chandler
                                     ------------------------------------------
                                          Frank Chandler
                                          President and Chief Executive Officer